                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                   /s/ David A. Bayer
                                        ----------------------------------------
                                                   David A. Bayer

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                  /s/ John L. Bunce, Jr.
                                        ----------------------------------------
                                                  John L. Bunce, Jr.

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                 /s/ Mitchell R. Cohen
                                        ----------------------------------------
                                                 Mitchell R. Cohen

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                  /s/ Jonathan M. Nelson
                                        ----------------------------------------
                                                  Jonathan M. Nelson

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                  /s/ Terence M. O'Toole
                                        ----------------------------------------
                                                  Terence M. O'Toole

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                 /s/ Theresa E. Gillespie
                                        ----------------------------------------
                                                 Theresa E. Gillespie

                                POWER OF ATTORNEY


                  The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan Bender and John Stanton his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 1,000,000 shares of the Company's Class A Common Stock, no par value, which may be issued upon the exercise of rights granted pursuant to the Western Wireless Corporation 1996 Employee Stock Purchase Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.



                  Dated this 18th day of December, 1996.



                                                 /s/ Nastashia S. Press
                                        ----------------------------------------
                                                 Nastashia S. Press